UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 18, 2015
(Date of earliest event reported)

Texas Rare Earth Resources Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-53482 (Commission File Number)	87-0294969 (IRS Employer Identification No.)

539 El Paso Street Sierra Blanca, TX (Address of principal executive offices)	79851 (Zip Code)

Registrant’s telephone number, including area code:   (915) 369-2133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Definitive Material Agreement

On October 18, 2015, Texas Rare Earth Resources Corp. (“TRER”) entered into an amendment agreement (the “Amendment”), effective August 27, 2015, with K-Technologies, Inc. (“K-Tech”), regarding certain amendments to the limited liability company agreement (the “Agreement”) for Reetech, LLC (“Reetech”), TRER’s joint-venture with K-Tech for the purposes of developing, refining and marketing K-Tech’s Continuous Ion Exchange (“CIX”) and Continuous Ion Chromatography (“CIC”) technology as it applies to the extraction of rare earth elements from native ores and other related products of value (the “Technology”).  Concurrently with the execution of the Amendment, TRER, K-Tech and Reetech entered into amendments to the two licenses which are referenced in the Agreement, one between K-Tech and Reetech, licensing the Technology to Reetech (the “Amended Reetech License”), and one between Reetech and TRER, regarding the future licensing of the Technology to TRER (the “Amended TRER License”).

Pursuant to the Amendment, K-Tech has agreed to amend the Agreement to change the conditions upon which TRER may earn its 49.9% membership percentage interest in Reetech through special capital contributions.  Principally, before the Amendment, TRER could only earn additional membership percentage interests through cash expenditures to advance the development of the Technology upon the occurrence of certain milestones as set forth in the Agreement.  The Amendment provides that TRER may now earn additional membership percentage interests in Reetech, up to the maximum percentage interest of 49.9%, through both (i) the cash contributions towards development of the Technology upon the occurrence of certain development milestones (same as in the Agreement prior to Amendment) and (ii) by TRER being the procuring cause of third-party business for Reetech, in which case TRER will be credited with capital contributions on a dollar-for-dollar basis for the revenue generated by such third-party business.  To be the “procuring cause” of business, Reetech and the third-party business client must have been brought together and the third-party business client must have become a client of Reetech as the result of the continuous efforts of TRER. Upon the receipt of either (i) any additional cash contribution from TRER upon reaching each milestone or (ii) revenue generated from third-party businesses of which TRER was the procuring cause, Reetech shall automatically adjust the units of Reetech owned by TRER by amending Schedule A of the Agreement such that TRER owns a percentage ownership in the units that is calculated as the sum of the amounts of (i) capital contributed to Reetech to that point by TRER, and (ii) revenue generated from third-party business procured by TRER, up to a maximum aggregate total of $7.0 million, divided by $7.0 million and then multiplied by 0.499. TRER continues to have no obligation to make any additional cash contributions to Reetech pursuant to the Agreement if Phase 1 milestones as set forth in the Agreement are not met to TRER’s satisfaction.

In consideration of the expansion of TRER’s right to earn additional membership percentage interests in Reetech, TRER and K-Tech have further amended the Agreement to provide the following:

●
Whereas the Agreement currently contemplates that the three managers of Reetech shall be appointed one by K-Tech, one by TRER and one by mutual agreement, the Amendment provides that until such time as TRER has been credited with the cumulative contribution to Reetech of either (i) $2.0 million in capital contributions made by TRER, (ii) $3.5 million in collected revenue from third-party business clients of which TRER was the procuring cause (as defined in the Amendment), or (iii) a combination of (i) and (ii) that total $3.5 million, one manager shall be appointed by TRER and the remaining two managers shall be appointed by K-Tech. Following such contribution conditions being met, the Agreement will revert back to its original manager appointment provisions.

●
The Agreement has been amended to provide that until such time as TRER shall have earned its 49.9% interest in Reetech, K-Tech shall supervise the business of Reetech and K-Tech shall be the sole recipient of any profits realized from the business of Reetech.

●
The Agreement has been amended to add a definition of “Rare Earths”, define “Third-Party JV Business” as business conducted for Reetech for or on behalf of a person or entity that is not K-Tech or TRER, and change the definition of “Field of Use” and “JV Business” relating to the agreed business scope of Reetech to be limited to: the primary extraction/impurity rejection; group separation of Rare Earths; and further separation and purification for the production of individual purified Rare Earths or mixed purified Rare Earths oxides or carbonates, as well as other products of value, including but not limited to any type of species of value derived from Rare Earths mining and/or beneficiation operations that are generally subjected to acid, alkali, or alkaline leaching.

The Amended Reetech license contains amendments to the license from K-Tech to Reetech to add the new and amended definitions contained in the Amendment to the Agreement of “Rare Earths” and “Field of Use” and add a definition for “Outside the Field of Use”.

The Amended TRER license also contains amendments to the license from Reetech to TRER to add the new and amended definitions contained in the Amendment to the Agreement of “Rare Earths” and “Field of Use” and add a definition for “Outside the Field of Use”. Additionally, the Amended TRER license amends the one-time license fee payable by TRER to Reetech for the use of the Technology within the Field of Use by TRER for its projects.  Under the TRER License prior to the Amended TRER license, TRER was required to pay a one-time fee of $5.0 million for the use of the Technology for unlimited production at TRER’s projects.  Under the Amended TRER License, TRER will pay a one-time fee of $5.0 million payable at plant start-up for the annual (calendar year) production of up to 3,000 metric tons of Rare Earth oxides.  In the event that TRER subsequently desires to produce more than 3,000 metric tons, TRER agrees to pay Reetech an additional market-based license fee to be negotiated by TRER and Reetech before TRER exceeds the 3,000 metric ton annual limit.

The above summarizes the material terms of the Amendment, the Amended Reetech License and the Amended TRER License and is qualified in its entirety by the complete provisions set forth in such agreements which are filed herewith as exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number                     Description
10.1	Amendment Number One to the Reetech Operating Agreement
10.2	Amendment Number One to the Reetech License
10.3	Amendment Number One to the TRER License

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS RARE EARTH RESOURCES CORP.

DATE: November 30, 2015	By:	/s/ Daniel Gorski
Daniel Gorski Chief Executive Officer

EXHIBIT INDEX

Exhibit Number                     Description
10.1	Amendment Number One to the Reetech Operating Agreement
10.2	Amendment Number One to the Reetech License
10.3	Amendment Number One to the TRER License